Exhibit 24
POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey L. Knight and Scott A. Evernham, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us in our names and in the capacities indicated below, a registration statement on Form S-4 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself/she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, pursuant to the Act, the undersigned have hereunto set their hand in the capacities indicated below as of October 26, 2010.

/s/ Robert G. Jones
Robert G. Jones
Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ Christopher A. Wolking
Christopher A. Wolking
Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Joan M. Kissel
Joan M. Kissel
Senior Vice President and Corporate Controller (Principal Accounting Officer)

/s/ Larry E. Dunigan
Larry E. Dunigan
Chairman of the Board of Directors

Power of Attorney (SEC Form S-4 Registration Statement)
Old National Bancorp

/s/ Andrew E. Goebel
Andrew E. Goebel
Director

/s/ Phelps L. Lambert
Phelps L. Lambert
Director

/s/ Marjorie Z. Soyugenc
Marjorie Z. Soyugenc
Director

/s/ Joseph D. Barnette, Jr
Joseph D. Barnette, Jr.
Director

/s/ Niel C. Ellerbrook
Niel C. Ellerbrook
Director

/s/ Arthur H. McElwee, Jr.
Arthur H. McElwee, Jr.
Director

/s/ Kelly N. Stanley
Kelly N. Stanley
Director

/s/ Linda E. White
Linda E. White
Director

Power of Attorney (SEC Form S-4 Registration Statement)
Old National Bancorp

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